UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WORLDWIDE MANUFACTURING USA, INC.

(Name of Issuer as specified in its charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

WORLDWIDE MANUFACTURING USA, INC.

1142 Cherry Street

San Bruno, California 94066

NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

to be held Friday, August 27, 2004

     NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders of Worldwide Manufacturing USA, Inc. (the Company) will be held on Friday, August 27, 2004 at 3:00 p.m. local time, at 4001 Discovery Lane, Boulder, Colorado 80303 to act on the following matters:

1.

To elect four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders to be held in 2005 or until the successors are duly elected and qualified;

2.

To consider and vote upon a proposal to ratify the employee stock option plan; and

3.

To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors fixed the close of business on August 2, 2004 as the record date for determining those stockholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum for the meeting.  All shareholders are cordially invited to attend the meeting in person.   Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Jimmy Wang

President

July 12, 2004

IMPORTANT:  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY.

WORLDWIDE MANUFACTURING USA, INC.

1142 Cherry Street

San Bruno, California 94066

____________________

Proxy Statement for

2004 Annual Meeting of Shareholders

The enclosed Proxy is solicited on behalf of Worldwide Manufacturing USA, Inc., (the Company) for use at the 2004 Annual Meeting of Shareholders to be held on Friday, August 27, 2004, at 3:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein the accompanying Notice of the Annual Meeting of Shareholders.

The Annual Meeting will be held at 4001 Discovery Lane, Boulder, Colorado 80303. The Company's principal executive office is located at 1142 Cherry Street, San Bruno, California 94066.  The Company's telephone number is (650) 794-9888. Please contact John Ballard at extension 221 or 212.

These proxy solicitation materials were mailed on or about August 2, 2004, to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on August 2, 2004 (the Record Date) are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 30,325,000 shares of the Company's Common Stock (the Common Stock) were issued and outstanding and entitled to vote at the Annual Meeting.  No shares of Preferred Stock were issued and outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held for each of the four directors to be elected. Holders of Common Stock do not have the right to cumulate their votes in the election of directors. On all other matters, each share of Common Stock is likewise entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company's President, who will serve as the Inspector of Elections (the Inspector). The Inspector will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Colorado law for approval of proposals presented to shareholders.  The Company’s Bylaws provide that a quorum consists of the holders of one-third of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of all of the Company’s director nominees named herein, for ratification of the employee option plan, and as the proxy holders deem advisable on other matters that may properly come before the meeting.  If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Colorado concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company.   The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.   Certain of the Company's directors, officers, and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2005 Annual Meeting of Stockholders will be held in August 2005.  Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2005 Annual Meeting of Stockholders must be received by the Company no later than May 27, 2005 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was August 1, 2004.   As of the Record Date, the Company had a total of 30,325,000 shares of Common Stock issued and outstanding.

The following table sets forth information, as of July 8, 2004, with respect to the beneficial ownership of the Company’s common stock by:  (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class

Jimmy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	25,935,000 (2)	85.5%
Mindy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	25,935,000 (2)	85.5%
John Ballard (1) 6754 W. Hinsdale Place Littleton, CO 80123	1,586,000	5.2%

Jehu Hand (1) 24351 Pasto Road Suite B Dana Point, California 92629	0

All directors and executive officers as a group (4 in number)	27,521,000	90.75%

(1)  The person listed is an officer, a director, or both, of the Company.

(2)   Jimmy and Mindy Wang hold 12,967,500 shares each.  Jimmy and Mindy Wang are husband and wife, and may be deemed to beneficially own the shares owned by the other.

EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2003, the following executive officer received compensation from the Company:

Jimmy Wang (President and Chairman of the Board)	$60,000
Mindy Wang (Secretary and Treasurer)	$36,000
John Ballard (Chief Financial Officer)	$24,000

No director was paid compensation for any services as a director during the fiscal year ended December 31, 2003.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

To the best knowledge and belief of the Company, each of the directors, officers or beneficial owners of more than 10% of the Company's securities named herein has filed all reports required to be filed by Section 16(a).

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of four (4) directors is to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four nominees named below.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Name of Nominee	Age	Position Held and Tenure
Jimmy Wang	48	CEO and President since September 2003
Mindy Wang	46	Secretary and Treasurer since September 2003
John Ballard	45	Chief Financial Officer since July 2003
Jehu Hand	48	Director Nominee since January 2004

Biographical Information.

Jimmy Wang, President and Chief Executive Officer

Jimmy Wang has over twelve years experience in a wide range of component manufacturing.  From 1993 to the present, Mr. Wang has been President and CEO of Worldwide Manufacturing USA, Inc.  From 1990 to 1995, Mr. Wang was the Sales Manager from MP World Manufacturing, Inc., and was responsible for increasing the company’s sales from $2,000,000 to $8,000,000.  In 1993, Mr. Wang founded Worldwide Manufacturing USA, Inc.  In 1990, Mr. Wang earned a Masters Degree in Applied Economics from the University of Minnesota, and in 1982 received a Bachelors of Science Degree in Economics from the Shanghai Institute of Foreign Trade.

Mindy Wang, Secretary and Treasurer

Mindy Wang has over twelve years of accounting and financial management experience with Technology Power and Worldwide Manufacturing. From 1993 to the present, Ms. Wang has been Controller of Worldwide Manufacturing USA, Inc.   In 1993, Ms. Wang co-founded Worldwide Manufacturing.  Ms. Wang earned a Bachelors Degree in International Business from the University of California at Los Angeles Institute of Economics and Management in Beijing and attended the Master*s program of the Business Education of the University of Minnesota.

Jimmy and Mindy Wang are husband and wife.  Each holds directly 12,967,500 shares, but may be deemed to beneficially own the shares owned by the other.

John Ballard, Chief Financial Officer

John Ballard has more than fifteen years of business management, project management, and accounting experience.   From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and internet provider based in Longmont, Colorado.  Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002.  Call Solutions was in the business of opening call centers.  From 1988 to 1993, Mr. Ballard was Chief Financial Officer for a chain of retail stores in Denver.  Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude.  Mr. Ballard also holds a Masters of Business in Administration from Regis University.

Jehu Hand, Corporate Counsel

Jehu Hand has been engaged in corporate and securities law practice with Worldwide Manufacturing since January 2004.  From 2002 to 2004 he has been employed by Hand & Hand, a professional corporation providing consulting and legal services to companies in a wide range of industries. He has been a partner of the law firm of Hand & Hand from 1994 to 1999. From January 1992 to December 1992, he was the Vice President-Corporate Counsel and Secretary of Biolase Technology, Inc., which designs, manufactures, and markets dental lasers and endodontics equipment. He also served as director of Biolase from February 1992 to February 1993. From January to October 1992 Mr. Hand was counsel to the law firm of Lewis, D’Amato, Brisbois & Bisgaard.   Jehu Hand received a J.D. from New York University School of Law and a B.A. from Brigham Young University. He is licensed with the California State bar. Mr. Hand is also a licensed real estate broker. He is also registered principal (Series 7, 24, and 63) of SoCal Securities, a broker-dealer and member of the National Association of Securities Dealers. Mr. Hand was a director and president of Albion Aviation, Inc., from 2000 to March 2003. Mr. Hand is currently serving as a director of Russian Athena and California Service Stations, Inc.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held one formal meeting during the fiscal year ended December 31, 2003. All incumbent directors attended 100% of the Board meetings held during their respective tenures, either in person, or telephonically. No annual meeting was held in 2003, but we anticipate that all Board members will attend the 2004 Annual Meeting.

The Board of Directors does not have nominating or compensation committees, or committees performing similar functions.  We do not have an audit committee. The entire Board of Directors serves as the audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

Compensation of Directors

The Company’s directors do not receive compensation for service on the Board of Directors or their attendance at Board meetings, but they may be reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

Vote required; Recommendation of the Board of Directors

With respect to the election of directors, an abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

(INSTRUCTION:

Mark an X in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL TWO

RATIFICATION OF STOCK OPTION PLAN

WORLDWIDE MANUFACTURING USA, INC.

2004 STOCK OPTION PLAN

Description of 2004 Stock Option Plan:

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").  The Company reserves the right to suspend the Plan at any time and is under no obligation to issue any plan awards to any person.  No Plan award is to be construed as an offer or guarantee of continued employment.

The Plan is administered by the Board of Directors, which may delegate responsibility to a Compensation Committee of the Board of Directors.  Currently there is no Compensation Committee.  Such Committee may in the future include members who are not members of the Board.  The compensation Committee may also appoint subcommittees to perform its duties with respect to a particular Plan.  The Board of Directors (or Compensation Committee) determines the grant of awards and is responsible for promulgating rules and regulations regarding the Plan and for interpretations of Plan provisions.

The following is a description of material features of the Plan.

1.

The 2004 Stock Option Plan (the "Plan") provides for the granting of "Incentive Stock Options" within the meaning of Section 422 of the Code and non-qualified options to selected directors, officers and employees of the Company and consultants.  The purpose of the Plan is to further the growth, development, and financial success of the Company by assisting participants to become owners of Common Stock and thus motivating them to achieve high levels of performance and increase the earnings of the Company.

The Plan is not subject to the provisions of ERISA and is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").  Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

A brief description of the material features of the Plan follows, but the description is qualified in its entirety by the terms of the Plan.

2.

Securities Subject to the Plan.  The Plan was adopted by the Company's Board of Directors on April 1, 2004.  A total of 3,000,000 shares of Common Stock are reserved for issuance under the Plan, of which options to purchase 1,638,200 have been granted to date.  No options as of this date have been exercised.  The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding options in the event of a stock split, stock divided, or certain other types of recapitalization.

3.

Eligibility to Participate.  Any officer, employee, director, advisor or consultant of the Company or any officer or employee of any advisor or consultant of the Company is eligible to be granted awards under the Plan.  Incentive stock options, however, may not be granted to persons who are not employees of the Company.  More than one option may be granted to an individual.  As of July 5, 2004, the Company had 43 employees and an indeterminable number of other consultants or advisors who were eligible to receive grants under the Plan.  None of the options to purchase 1,638,200 shares have been issued to directors or executive officers.  All such options have been issued at $.40, the current market value of our Common Stock.

4.

Administration of the Plan.  The Plan provides for administration by an Option Committee, which is to be composed of two or more members of the Board of Directors who are disinterested directors under Exchange Act Rule 16b-3.  No persons have been named to the Option Committee.

The Option Committee is authorized to determine which directors, officers, employees, consultants or advisors are to be granted awards, to determine the number of shares to be subject to such awards, to designate the type of awards and to establish the terms and conditions of the options consistent with the Plan.  The Committee is also authorized to adopt, amend, and rescind rules relating to the administration of the Plan.  The Company pays all costs of administering the Plan.  Members of the Option Committee are selected by and serve at the discretion of the Board of Directors of the Company.

Stock options may be granted as non-qualified stock options or Incentive stock options, but    Incentive stock options may not be granted at a price less than 100% of the fair market value of the stock as of the date of grant (110% as to any 10% shareholder at the time of grant); non- qualified stock options may not be granted at a price less than 85% of the fair market value of the stock as of the date of grant.  Stock options may be exercised during a period of time fixed by the Option Committee except that no stock option may be exercised more than ten years after the date of grant or three years after death or disability, whichever is later.  In the discretion of the Option Committee, payment of the purchase price for the shares of stock acquired through the exercise of an stock option may be made in cash, shares of Company Common Stock, or by delivery of recourse promissory notes or a combination of notes, cash and shares of the Company's Common Stock or a combination thereof.  No more than $100,000 in fair market value of Incentive stock options may be exercisable by any one person in the first calendar year in which such options are exercisable.

5.

Stock Option Agreements.  Awards granted under the Plan are evidenced by written Stock Option Agreements between the optionee and the Company.   Such Agreements must be consistent with the Plan, but need not contain identical provisions.

6.

Exercise of Options.  Subject to the limitations contained in the Plan, options become exercisable at such times and in such installments as the Option Committee shall decide and will provide the terms in each individual Stock Option Agreement.  The Committee shall provide in the terms of each such Agreement when the option expires and when the option becomes unexercisable. The Stock Option Agreement may provide the option expires immediately upon termination of employment for any reason.   No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.  An Incentive stock option cannot be exercised after ten years from the date of its grant.

7.

Rights as Stockholder.  No optionee will have any rights as a stockholder as to shares of the Common Stock covered by an option or grant unless all conditions precedent to issuance and delivery of certificates representing such shares are satisfied.

8.

Expiration of Options.  The Option Committee will provide  the details in of each individual option when such option expires and becomes unexercisable, and may provide that the option expires immediately upon termination of employment or termination of service as a director for any reason.  Such individual options generally will provide that the option terminates three months after the termination of the optionee's employment or termination of the optionee's service or as a director, except that (i) in the case of an optionee who is permanently disabled, the option terminates one year after termination of employment and (ii) in the event of the death of the optionee while an employee or director of the Company,  or within three months after termination of such employment or service as a director, the option shall terminate one year after the date of the optionee's death.

9.

Merger or Consolidation of the Company.  Options granted under the Plan generally provide that the options will be assumed or an equivalent option substituted by any successor to the Company upon the dissolution or liquidation of the Company or the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets and that the Committee may give the optionee the right to exercise their outstanding options in full during some period prior to such event, even though the options are not otherwise then fully exercisable.

10.

Transferability.  No right granted under the Plan may be assigned or transferred by the optionee except upon death.  During the lifetime of the optionee, the option may be exercised only by him or his guardian or legal representative.  No option or interest or right therein or part thereof will be liable for the debts, contracts or engagements of the optionee or his successors in interest or subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof will be null and void and of no effect; provided, however, that nothing prevents transfers by will or by the applicable laws of descent and distribution.

11.

Restrictions on Resale.  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate and any such restriction will be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.  The Committee may require any director, officer or employee to give the Company prompt notice of any disposition of Common Stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such option or one year after the transfer of such shares to such director, officer or employee.  The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive stock option refer to such requirement to give prompt notice of disposition.

In addition to the foregoing, employees, officers and directors who are "affiliates" of  the Company within the meaning of the rules and regulations under the Act may not offer or sell the shares of Common Stock they acquire upon exercise of options unless such offers and sales are made pursuant to an effective Registration Statement under the Act or pursuant to an appropriate exemption from the registration requirements of the Act, or if available to the selling stockholder, within the limitations and subject to conditions set forth in Rule 144 promulgated under the Act.  Upon such offers and sales, any of such persons may be deemed to be an "underwriter" as that term is defined in Section 2(11) of the Act.  Persons through whom any of such persons may sell may also be deemed to be underwriters.

Under Section 16(b) of the Exchange Act, any person who is a beneficial owner of more than 10% of any equity security of the Company registered under the Exchange Act (such as the Common Stock), or an officer or director of the Company, may be liable to the Company for profit realized from any purchase and sale (or any sale and purchase) of any equity security of the Company occurring within a period of less than six months, irrespective of the intention of the part of such person in entering into the transaction.  In determining whether a person is the beneficial owner of Common Stock, such person may be required to include shares of issuable on exercise of options or warrants or upon conversion of convertible securities.  The term "equity security" may include rights to acquire capital stock upon exercise of warrants or options or upon conversion of convertible securities, or otherwise.  Those persons subject to Section 16(b) should confer with Company counsel prior to the purchase or sale of any Company Common Stock.

12.

Federal Income Tax Consequences Associated with the Plan.

Non-Qualified Stock Options.  Holders of non-qualified stock options do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of a non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the option exercise price paid.

The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a non-qualified stock option.

In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his option.

The tax consequences resulting from the exercise of a non-qualified stock option through delivery of already-owned shares of Common Stock are not completely certain.  In published rulings, the Internal Revenue Service has taken the position that, to the extent an equivalent value of shares is acquired, the employee will recognize no gain, and the employee's basis in the shares acquired upon such exercise is equal to the employee's basis in the surrendered shares, that any additional shares acquired upon such exercise are compensation to the employee taxable under the rules described above and that the employee's basis in any such additional shares is their then fair market value.

The tax consequences resulting from the exercise of a stock option through delivery of already-owned shares of Common Stock are not completely certain.  In published rulings and proposed regulations, the Internal Revenue Service has taken the position that generally the employee will recognize no income upon such stock-for-stock exercise (subject to the discussion concerning options exercised prior to expiration of the one-and two-year holding periods), that, to the extent an equivalent number of shares is acquired, the employee's basis in the shares acquired upon such exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, that the employee's basis in any additional shares acquired upon such exercise is zero and that any sale or other disposition of the acquired shares within the one-year or two-year periods described above will be viewed first as a disposition of the shares with the lowest basis.

Incentive stock options.  Holders of Incentive stock options will not be considered to have received taxable income upon either the grant of the option or its exercise.  Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares to the optionee upon exercise.  If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income; the balance of the gain, if any, will be taxed as income; the balance of the gain, if any, will be taxed as capital gain.  If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid.  In addition, if an employee transfers shares acquired upon the exercise of an incentive stock option to acquire other shares in connection with the exercise of an incentive stock option, the employee will recognize income on the transaction if the transferred shares have not been held for the required holding periods.

The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise.  If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

The Company recommends that optionees consult their personal tax advisors with respect to the tax aspects of option grants and exercises and subsequent dispositions of the shares acquired.

2.

RATIFICATION OF THE 2004 STOCK OPTION PLAN - Vote my shares of Common Stock as follows:

(INSTRUCTION:  Mark an X in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

SHAREHOLDER PROPOSALS

Shareholder proposals for the 2005 Annual Meeting must be received by the Company at its principal executive officers by May 29, 2005 in order to be considered for inclusion in the proxy statement for such meeting.

3.

OTHER MATTERS - upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate in my proxy’s the sole and absolute discretion.

Management knows of no other matter that may properly be, or which is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

DATED: __________________________

(Signature of Shareholder)

(Signature of Shareholder)

(Signature of Shareholder)
If signing as Attorney, Executor, Administrator,
Guardian, Trustee or other representative capacity,
please indicate your full title. If there is more than
one person serving in such capacity, all should sign. ALL OF THE OWNERS OF STOCK HELD IN JOINT NAME MUST SIGN